RBC Capital Markets North American Technology Conference August 2005 TALX Corporation A Leader in Payroll/HR Outsourcing

Safe Harbor Statement Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings for the fiscal year ending March 31, 2006, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2005, under the caption "Risk Factors" in "Part I - Item 1," as well as (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large- scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (7) risks associated with changes in economic conditions or unemployment compensation or tax credit laws; (8) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (9) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (10) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services; and (11) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

A Leader in Payroll/HR Outsourcing TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll/HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients 2/3 of the Fortune 500 7,000 in total

Key Investment Highlights Market leadership in two payroll and human resources areas Employment and income verification Tax management services Diversified client base (no one client > 5% of revenue) Proven business model Revenue growth (recurring and predictable) EPS growth (continuing operations) Strong gross and operating margins Strong operating cash flow

Revenue and Earnings Per Share Growth (Continuing Operations) 2003 2004 2005 2006 (est) Revenue (millions) $115.9 $124.4 $158.4 $190.5-194.5 Diluted EPS: including SEC charge excluding SEC charge * $0.53 $0.59 $0.74 $0.86 $1.15-1.20 Operating Margin: including SEC charge excluding SEC charge * 16.8% 17.1% 19.3% 20.9% +100-150 bps Fiscal Years Ended March 31, Operating * FY 2005 Reconciliation: Margin EPS GAAP 19.3% $0.74 SEC settlement charge 1.6% 0.12 Excluding SEC settlement charge 20.9% $0.86

In-house Versus Outsourced Payroll Percentage of Companies - By Employer Size # of employees In-house Outsourced Less than 250 -0.57 0.43 250 - 999 -0.5 0.5 1,000 - 9,999 -0.78 0.22 10,000 - plus -0.87 0.13 Source: William Blair & Company, 2003 Payroll Manager Survey Number of employees TALX Target Market

Metrics The Work Number Services - 44% of FY2006/Q1 Revenues 109.4 million employment records live on the database from approximately 1,000 employers at June 30, 2005 6.7 million records in backlog, plus over 6 million Jon-Jay records We estimate about 50% of the market is not outsourced Tax Management Services - 55% of FY2006/Q1 Revenues Unemployment claims management and tax planning Manages unemployment claims and reduces unemployment taxes for our clients Uses payroll data from approximately 6,500 clients We estimate about 35% of the market is not outsourced Tax credit and incentive services Reduces state and federal income taxes for our clients Majority of credits and incentives based on payroll data

The Work Number Services Revenue History (in millions) FY 2001 Qtr 2 01 Qtr 3 01 Qtr 4 01 FY 2002 Qtr 2 02 Qtr 3 02 Qtr 4 02 FY 2003 Qtr 2 03 Qtr 3 03 Qtr 4 03 FY 2004 Qtr 2 04 Qtr 3 04 Qtr 4 04 FY 2005 Qtr 2 05 Qtr 3 05 Qtr 4 05 FY 2006-Q1 1st Qtr 4.132 19.094 6.103 27.184 7.617 35.934 10.943 46.608 14.42 65.38 20.44 2nd Qtr 4.531 6.659 8.573 11.627 14.19 3rd Qtr 4.635 6.856 9.011 10.028 15.56 4th Qtr 5.796 7.566 10.733 14.01 21.21

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn.

The Work Number Revenue Mix Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 2QFY05 3QFY05 4QFY05 1QFY06 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.18 0.19 0.18 0.14 0.19 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.16 0.21 0.21 0.24 0.23 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.13 0.08 0.08 0.08 0.09 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 0.05 0.05 0.02 0.02 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.35 0.34 0.35 0.27 0.34 Other Work Number services * 0.13 0.09 0.11 0.24 0.13 0.11 0.13 0.25 0.13 0.13 0.13 0.25 0.13 * "Other Work Number services" includes ePayroll, W-2 eXpress, FasTime and HireXpress FY 2005 FY 2004 FY 2006

Growth Drivers The Work Number services Tax management services Cross-Selling Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions

Growth Initiatives The Work Number Services Add records to the database Direct sales Partner with HR outsourcers and payroll providers Add new verifiers Regular price increases Add new applications Expand REACH within existing verifier clients Expand usage in verifiers with multiple locations Integrate TWN services with verifier systems and processes Identify additional usages within verifiers Expand REACH within existing employer clients Help clients fix "holes" in their processes Dedicate Client Relationship Managers to TWN clients, instead of supporting multiple services Re-rollout the service for clients who do not meet industry benchmarks

Growth Initiatives Tax Management Services Include fee escalation provisions in UC eXpress contracts 5% per year on 3-year contracts 3% per year on 5-year contracts Unbundle standard UC eXpress services Claims contingencies Hearings Tax rate verifications New applications TALX Learning Solutions

Growth Initiatives - Acquisitions Active but disciplined approach Acquisition objectives Accretive to earnings per share Provide records for The Work Number database Same or complementary services Strong management Seven acquisitions during fiscal 2002 - 2005 Unemployment cost management companies Electronic time entry and reporting company Tax credit and incentive services companies Employment and income verification business Applicant screening and hiring workflow services business

Growth Initiatives - Acquisitions Fiscal 2006 - Year-to-date Jon-Jay Associates in April 2005 Unemployment cost management business Employment verification business Glick & Glick Consultants in April 2005 Tax credit and incentive services company Benefits of these acquisitions A strong client base for TALX's enhanced tax management services Additional employment records that will expand the database for The Work Number Excellent cross-selling opportunities for TALX to provide more of its expanding outsourced services to clients desiring fewer vendor relationships

Revenues (in millions) 2002 2003 2004 2005 2006 - Guidance Revenue 35.4 115.9 124.4 158.4 192.5

Margins FY2002 FY2003 FY2004 FY2005 FY06Q1 Gross margin 0.611 0.548 0.572 0.591 0.624 FY2002 FY2003 FY2004 FY2005 FY06Q1 The Work Number Services 0.657 0.658 0.701 0.715 0.77 Tax Management Services 0.486 0.484 0.5 0.506 FY2002 FY2003 FY2004 FY2005 * FY06Q1 Operating margin 0.148 0.168 0.171 0.209 0.243 * Reconciliation of 2005 Operating Margin: GAAP 19.3% SEC settlement charge 1.6% Excluding SEC settlement charge 20.9%

Earnings From Continuing Operations (in millions) FY 2002 FY 2003 FY 2004 FY 2005 * FY 2006 - Guidance 0.21 0.53 0.59 0.86 1.175 FY 2002 FY 2003 FY 2004 FY 2005 * 4.3 11.2 12.5 18.5 Diluted Earnings Per Share From Continuing Operations Earnings Continuing Ops * FY 2005 Reconciliation: Earnings EPS GAAP $16.0 MM $0.74 SEC settlement charge 2.5 MM 0.12 Excluding SEC settlement charge $18.5 MM $0.86

Increasing Shareholder Value Dividend Program Quarterly dividends since September 2000 Increased quarterly dividends 33% during fiscal 2003 25% in fiscal 2004 20% in fiscal 2005 Currently $0.04 per quarter Stock Repurchase Program Not currently active Two million shares authorized under repurchase program which expires in May 2008